Centex 2005-A

NO PREAY STRESS	Class M7			Class B

	Min 0			Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp	-200 bp	bp	200 bp
Prepay	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case	1.00x Base Case

Loss Severity: 40%
Recovery Delay: 12 months
% Cum Loss Yield Break	12.21%	10.80%	7.99%	11.14%	9.75%	6.86%
CDR - Yield Break	13.05	11.12	7.68	11.59	9.78	6.43
% Cum Loss 1st $ Principal Loss	12.14%	10.71%	7.89%	11.10%	9.70%	6.83%
CDR - 1st $ Principal Loss	12.95	11.00	7.57	11.53	9.72	6.39

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	12.68%	11.17%	8.22%	11.58%	10.09%	7.07%
CDR - Yield Break	10.29	8.79	6.12	9.20	7.78	5.16
% Cum Loss 1st $ Principal Loss	12.59%	11.06%	8.11%	11.53%	10.04%	7.04%
CDR - 1st $ Principal Loss	10.20	8.69	6.03	9.15	7.74	5.13

Loss Severity: 60%
Recovery Delay: 12 months
% Cum Loss Yield Break	13.00%	11.43%	8.37%	11.88%	10.33%	7.21%
CDR - Yield Break	8.49	7.27	5.08	7.62	6.46	4.30
% Cum Loss 1st $ Principal Loss	12.91%	11.32%	8.27%	11.83%	10.29%	7.18%
CDR - 1st $ Principal Loss	8.42	7.19	5.01	7.58	6.43	4.28

Loss Severity: 40%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	10.69%	9.05%	6.61%	9.75%	8.17%	5.70%
CDR - Yield Break	10.99	8.93	6.16	9.80	7.90	5.20
% Cum Loss 1st $ Principal Loss	10.62%	8.97%	6.58%	9.71%	8.13%	5.69%
CDR - 1st $ Principal Loss	10.90	8.83	6.12	9.75	7.85	5.19

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	11.32%	9.63%	7.01%	10.33%	8.70%	6.05%
CDR - Yield Break	8.95	7.36	5.11	8.02	6.54	4.33
% Cum Loss 1st $ Principal Loss	11.24%	9.53%	6.95%	10.29%	8.65%	6.03%
CDR - 1st $ Principal Loss	8.87	7.27	5.06	7.98	6.50	4.32

Loss Severity: 60%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	11.79%	10.05%	7.30%	10.77%	9.09%	6.30%
CDR - Yield Break	7.55	6.26	4.36	6.79	5.58	3.71
% Cum Loss 1st $ Principal Loss	11.69%	9.95%	7.24%	10.71%	9.05%	6.29%
CDR - 1st $ Principal Loss	7.48	6.19	4.32	6.75	5.55	3.70

PREPAY STRESS

	Min 0			Min 0
Fwd LIBOR/Swap Shift	-200 bp	bp	200 bp	-200 bp	bp	200 bp
Prepay	2.00x Base Case	1.00x Base Case	0.50x Base Case	2.00x Base Case	1.00x Base Case	0.50x Base Case

Loss Severity: 50%
Recovery Delay: 12 months
% Cum Loss Yield Break	7.42%	11.17%	15.85%	6.09%	10.09%	14.48%
CDR - Yield Break	11.12	8.79	7.15	8.99	7.78	6.32
% Cum Loss 1st $ Principal Loss	7.38%	11.06%	15.74%	6.05%	10.04%	14.43%
CDR - 1st $ Principal Loss	11.05	8.69	7.08	8.93	7.74	6.29

Loss Severity: 50%
Recovery Delay: 12 months. NO ADVANCE
% Cum Loss Yield Break	6.71%	9.63%	13.75%	5.50%	8.70%	12.62%
CDR - Yield Break	9.97	7.36	5.90	8.07	6.54	5.28
% Cum Loss 1st $ Principal Loss	6.66%	9.53%	13.66%	5.46%	8.65%	12.60%
CDR - 1st $ Principal Loss	9.90	7.27	5.85	8.01	6.50	5.27

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.